EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Giant Industries, Inc. (“Giant”) on Form 10-K for the year ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark B. Cox, Chief Financial Officer of Giant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Giant.

By:	/s/ MARK B. COX

Name:	Mark B. Cox
Title:	Chief Financial Officer

Date: March 15, 2004.